UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2012 (September 10, 2012)

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0- 20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12303 Technology Boulevard, Suite 950 Austin, Texas 78727 (Address of principal executive offices)

(512) 527-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 10, 2012, Valence Technology, Inc. (the “Company”) received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) Hearings Coordinator which notified the Company that NASDAQ, pursuant to its obligations under NASDAQ Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act of 1934, will issue a press release on September 13, 2012 announcing that NASDAQ will file a Form 25 with the Securities and Exchange Commission (the “Commission”) to complete the delisting of the Company’s common stock. The delisting becomes effective ten days after the Form 25 is filed with the Commission, and upon such effectiveness, the Company’s common stock will be removed from listing and registration on the NASDAQ Stock Market. The Company’s common stock currently trades under the “VLNCQ” symbol on the OTCQB Marketplace.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: September 12, 2012	By:	/s/ Roger A. Williams
Roger A. Williams
Vice President, General Counsel and Secretary